Exhibit 99.1

Nukkleus Reports Year End Financial Results and Continues Focus on SPAC Merger with Brilliant Acquisition Corp.

New York, April 17, 2023: Nukkleus Inc (OTC: NUKK) (“Nukkleus”) filed its annual report on Form 10-K for the year ended September 30, 2022, with the Securities and Exchange Commission and continues to focus its efforts on completing its previously announced merger with Brilliant Acquisition Corp. (Nasdaq: BRLI) (“Brilliant”).

The financial results demonstrate that digitalRFQ (DRFQ), a subsidiary of Nukkleus, has seen significant growth in trading volume over the 12 months to September 30, 2022, transacting over $350 million in digital asset cross-border payments for the year ended September 30, 2022. This growth can be attributed to robust technology, client acquisition, strong customer retention and increased transaction volumes, despite the backdrop of volatility and turmoil in the digital asset industry.

Nukkleus’ COO, Jamie Khurshid stated: “We are thrilled to publicly demonstrate significant and ongoing growth as evidenced in our financial statements for the year ended September 30, 2022. We believe the financial results provide evidence of increasing demand for blockchain and modern technology to service the financial services institutional marketplace. We continue to focus on our planned merger with Brilliant Acquisition Corp. as a key priority.”

Emil Assentato, CEO Nukkleus added: “We believe Nukkleus, through DRFQ’s blockchain solution, is revolutionizing the wire transfer business, capitalizing on the ongoing need to transfer funds internationally through simple and faster B2B transactions. We have ambitious plans for the business and are excited about the journey ahead.”

Peng Jiang, CEO of Brilliant commented: “Nukkleus is going from strength to strength and continues to evolve. The next step will be the filing of a 10-Q and our amendment to the Form S-4 Registration Statement, reflecting the latest developments in the organization. We will continue our efforts of keeping all shareholders apprised of any further developments.”

For further information please visit: https://nukk.com/

For press enquiries, please contact:

Melanie Budden
Director, The Realization Group
M: +44 7974937970
E: melanie.budden@therealizationgroup.com

About Nukkleus

Nukkleus, Inc. (OTC: NUKK) is a FinTech group that acquires, builds and scales blockchain and digital financial services businesses. The portfolio serves B2B and institutional clients with the aim of disrupting the banking and investment industry for the better.

About Brilliant Acquisition Corp.

Brilliant (Nasdaq: BRLI) is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combinations with one or more businesses or entities.

Additional Information and Where to Find It

This press release relates to a proposed business combination transaction between Nukkleus and Brilliant pursuant to which Nukkleus will become the parent company of Brilliant upon the closing of the transactions. In connection with the proposed transaction, Nukkleus has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “proxy statement”). The definitive proxy statement (if and when available) will be delivered to Nukkleus’s and Brilliant’s shareholders. Each of Nukkleus and Brilliant may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF NUKKLEUS AND BRILLIANT ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the proxy statement and other documents that are filed or will be filed with the SEC by Nukkleus or Brilliant through the website maintained by the SEC at www.sec.gov. Stockholders of Nukkleus will also be able to obtain a copy of the definitive proxy statement, without charge by directing a request to: Nukkleus, Inc., 525 Washington Boulevard, Jersey City, New Jersey 07310. Shareholders of Brilliant will also be able to obtain a copy of the definitive proxy statement, without charge by directing a request to: Brilliant Acquisition Corporation, 99 Dan Ba Road, C-9, Putuo District, Shanghai, Peoples Republic of China.

Participants in the Solicitation

Nukkleus and its directors and executive officers are participants in the solicitation of proxies from the stockholders of Nukkleus in respect of the proposed transaction. Information about Nukkleus’s directors and executive officers and their ownership of Nukkleus common stock is set forth in Nukkleus’s Annual Report on Form 10-K for the year ended September 30, 2022, filed with the SEC on April 10, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Brilliant and its directors and executive officers are participants in the solicitation of proxies from the shareholders of Brilliant in respect of the proposed transaction. Information about Brilliant’s directors and executive officers and their ownership of Brilliant’s ordinary shares is set forth in Brilliant’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 10, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described above.

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements”.  Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors as disclosed in our filings with the Securities and Exchange Commission located at their website (http://www.sec.gov).  In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, governmental and public policy changes, Nukkleus’ ability to raise capital on acceptable terms, if at all, Nukkleus’ successful development of its products and the integration into its existing products and the commercial acceptance of the Nukkleus products, potential volatility in the price of Nukkleus’s securities, the inability of Nukkleus’s and its current and future collaborators to successfully develop and commercialize Nukkleus’s services, , that material weaknesses in Nukkleus’s internal control over financial reporting, if not corrected, could adversely affect the reliability of Nukkleus’s financial reporting, and the risk of regulatory lawsuits or proceedings relating to Nukkleus’s services.  The forward-looking statements included in this press release represent Nukkleus’ views as of the date of this press release and these views could change.  However, while Nukkleus may elect to update these forward-looking statements at some point in the future, Nukkleus specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing Nukkleus’ views as of any date subsequent to the date of the press release. Brilliant and Nukkleus do not undertake any obligation to update any forward-looking statements, except as required by law.